Exhibit 99.2

Consolidated Balance Sheets

Unaudited

Last updated October 25, 2006

	Amounts in thousands
	At December 31,			Mar 31,	Jun 30,	Sep 30,	Dec 31,	Mar 31,	Jun 30,	Sep 30,	Dec 31,
	2000	2001	2002	2003	2003	2003	2003	2004	2004	2004	2004
Assets
Current assets:
Cash and cash equivalents	17,128	6,258	8,038	8,216	8,116	8,294	8,360	8,352	8,912	21,806	18,944
Short-term investments	—	—	—	—	—	—	—	—	—	25,943	31,188
Accounts receivable	5,649	3,711	6,637	7,084	7,652	6,342	10,415	12,003	14,034	17,968	16,939
Term receivables	2,839	3,600	3,085	4,498	5,881	6,521	4,926	5,080	5,849	8,232	10,090
Less allowance for doubtful accounts	(941)	(728)	(519)	(616)	(521)	(768)	(902)	(1,221)	(1,274)	(2,626)	(1,581)
Prepaid & other current assets	526	510	466	853	711	1,021	509	1,017	1,778	1,265	1,255
Total current assets	25,201	13,351	17,707	20,035	21,839	21,410	23,308	25,231	29,299	72,588	76,835

Property and equipment, net	3,044	3,931	3,319	3,031	2,877	2,880	2,942	3,234	3,553	4,001	4,393
Term receivables, noncurrent	—	—	924	1,197	1,704	1,919	2,278	2,415	3,673	3,777	5,756
Intangible and other assets, net	496	1,343	1,152	990	911	938	858	1,145	1,068	1,157	1,325
Total assets	28,741	18,625	23,102	25,253	27,331	27,147	29,386	32,025	37,593	81,523	88,309

Liabilities, Preferred Stock and Stockholders’ Equity (Deficit)
Current liabilities:
Accounts payable and accrued liabilities	2,819	2,335	2,039	2,229	2,591	3,234	3,179	4,197	4,293	5,452	5,435
Commissions and bonuses payable	1,025	531	1,076	925	974	1,197	1,636	1,469	2,133	2,248	2,648
Current portion of long-term debt	7	2,042	3,282	3,374	3,078	1,488	1,390	1,324	1,349	15	—
Deferred revenue	12,317	14,843	17,392	19,428	21,510	23,349	26,127	25,368	30,780	32,796	36,020
Total current liabilities	16,168	19,751	23,789	25,956	28,153	29,268	32,332	32,358	38,555	40,511	44,103

Deferred revenue, noncurrent	4,843	4,031	7,291	8,375	9,061	8,811	9,426	11,361	9,997	11,695	13,105
Long-term debt	—	1,185	940	720	753	626	484	1,046	1,377	—	—

Preferred stock	31,075	32,340	32,373	32,388	32,391	32,394	32,398	32,442	32,446	—	—

Stockholders’ equity (deficit):
Common stock and warrants	21	21	14	14	14	14	15	15	15	320	320
Additional paid-in capital	(1,109)	(1,051)	(986)	(984)	(987)	(922)	(912)	(807)	(721)	71,663	72,367
Other comprehensive income (loss)	(38)	(91)	(9)	(25)	1	21	73	(40)	(360)	(390)	(605)
Accumulated deficit	(22,219)	(37,561)	(40,310)	(41,191)	(42,055)	(43,065)	(44,430)	(44,350)	(43,716)	(42,276)	(40,981)
Total stockholders’ equity (deficit)	(23,345)	(38,682)	(41,291)	(42,186)	(43,027)	(43,952)	(45,254)	(45,182)	(44,782)	29,317	31,101
Total liabilities, preferred stock and stockholders’ equity (deficit)	28,741	18,625	23,102	25,253	27,331	27,147	29,386	32,025	37,593	81,523	88,309

	Amounts in thousands
	Mar 31,	Jun 30,	Sep 30,	Dec 31,	Mar 31,	Jun 30,	Sep 30,
	2005	2005	2005	2005	2006	2006	2006
Assets
Current assets:
Cash and cash equivalents	33,155	30,292	39,594	40,874	42,444	30,546	38,114
Short-term investments	19,698	24,181	20,883	23,314	27,063	35,203	36,906
Accounts receivable	13,552	15,799	21,968	25,462	31,615	26,250	25,347
Term receivables	13,275	14,733	14,105	15,376	17,268	19,255	22,587
Less allowance for doubtful accounts	(1,627)	(1,608)	(1,960)	(2,209)	(2,090)	(2,331)	(3,225)
Prepaid & other current assets	1,272	1,196	1,771	1,993	2,439	2,514	2,874
Total current assets	79,325	84,593	96,361	104,810	118,739	111,437	122,603

Property and equipment, net	4,842	5,375	5,597	6,451	6,632	8,620	8,470
Term receivables, noncurrent	8,256	10,234	10,801	10,697	12,611	15,765	22,193
Intangible and other assets, net	1,232	2,028	1,892	1,718	1,447	9,699	9,302
Total assets	93,655	102,230	114,651	123,676	139,429	145,521	162,568

Current liabilities:
Accounts payable and accrued liabilities	6,397	6,600	7,635	8,041	9,231	8,970	8,591
Commissions and bonuses payable	1,971	2,550	3,344	2,910	3,706	3,066	4,001
Current portion of long-term debt	—	31	29	30	30	35	35
Deferred revenue	37,899	40,669	45,694	48,673	54,191	56,222	59,218
Total current liabilities	46,267	49,850	56,702	59,654	67,158	68,293	71,845

Deferred revenue, noncurrent	14,911	16,699	18,058	19,250	26,715	31,012	43,402
Long-term debt	—	131	125	117	109	123	113

Preferred stock	—	—	—	—	—	—	—

Stockholders’ equity (deficit):
Common stock and warrants	233	137	138	32	32	32	32
Additional paid-in capital	73,042	74,479	76,339	78,312	79,536	81,856	83,428
Other comprehensive income (loss)	(618)	(445)	(433)	(401)	(393)	(312)	(250)
Accumulated deficit	(40,180)	(38,621)	(36,278)	(33,288)	(33,728)	(35,483)	(36,002)
Total stockholders’ equity (deficit)	32,477	35,550	39,766	44,655	45,447	46,093	47,208
Total liabilities, preferred stock and stockholders’ equity (deficit)	93,655	102,230	114,651	123,676	139,429	145,521	162,568

RightNow provides this information as of the “last updated” date above and makes no commitment to subsequently update the information.

You are encouraged to read RightNow’s most recent reports on Form 10-K and Form 10-Q for a full explanation of our financial data and results.

Consolidated Statements of Operations

Unaudited

Last updated October 25, 2006

	Amounts in thousands, except per share data
	Fiscal Year			2003					2004
	2000	2001	2002	Q1	Q2	Q3	Q4	FY	Q1	Q2	Q3	Q4	FY
Revenue:
Software, hosting and support	10,549	18,998	23,338	6,276	6,940	7,457	8,627	29,300	10,720	11,709	12,976	14,359	49,764
Professional services	758	2,009	3,603	1,531	1,304	1,763	1,981	6,579	2,137	3,053	3,450	3,360	12,000
Total revenue	11,307	21,007	26,941	7,807	8,244	9,220	10,608	35,879	12,857	14,762	16,426	17,719	61,764

Cost of revenue:
Software, hosting and support	3,306	4,636	4,279	1,225	1,337	1,342	1,359	5,263	1,579	1,636	1,729	1,797	6,741
Professional services	485	1,335	2,156	736	765	967	1,272	3,740	1,310	1,573	1,979	2,344	7,206
Total cost of revenue	3,791	5,971	6,435	1,961	2,102	2,309	2,631	9,003	2,889	3,209	3,708	4,141	13,947

Gross profit	7,516	15,036	20,506	5,846	6,142	6,911	7,977	26,876	9,968	11,553	12,718	13,578	47,817

Operating expenses:
Sales and marketing	20,756	22,050	15,939	4,402	4,696	5,389	6,322	20,809	6,848	8,037	8,055	9,046	31,986
Research and development	3,639	4,584	4,117	1,439	1,480	1,489	1,507	5,915	1,805	1,807	2,028	2,167	7,807
General and administrative	3,375	3,973	2,842	766	795	978	979	3,518	1,153	1,016	1,164	1,288	4,621
Total operating expenses	27,770	30,607	22,898	6,607	6,971	7,856	8,808	30,242	9,806	10,860	11,247	12,501	44,414

Operating income (loss)	(20,254)	(15,571)	(2,392)	(761)	(829)	(945)	(831)	(3,366)	162	693	1,471	1,077	3,403
Interest and other income (expense), net	607	229	(357)	(117)	(35)	(65)	2	(215)	(64)	(46)	30	226	146

Income (loss) before income taxes	(19,647)	(15,342)	(2,749)	(878)	(864)	(1,010)	(829)	(3,581)	98	647	1,501	1,303	3,549
(Provision) benefit for income taxes	—	—	—	(3)	—	—	(536)	(539)	(18)	(13)	(61)	(8)	(100)
Net income (loss)	(19,647)	(15,342)	(2,749)	(881)	(864)	(1,010)	(1,365)	(4,120)	80	634	1,440	1,295	3,449

Net income (loss) per share:
Basic	$(1.42)	$(1.10)	$(0.19)	$(0.06)	$(0.06)	$(0.07)	$(0.09)	$(0.28)	$0.01	$0.04	$0.06	$0.04	$0.17
Diluted	$(1.42)	$(1.10)	$(0.19)	$(0.06)	$(0.06)	$(0.07)	$(0.09)	$(0.28)	$0.00	$0.02	$0.05	$0.04	$0.12

Shares used in the computation:
Basic	13,810	14,006	14,284	14,394	14,399	14,448	14,704	14,560	14,792	15,185	23,734	29,005	20,738
Diluted	13,810	14,006	14,284	14,394	14,399	14,448	14,704	14,560	25,143	26,187	30,671	33,665	29,177

Supplemental information of stock-based compensation expense included in:
Cost of software, hosting and support	—	—	—	—	—	—	—	—	—	—	—	—	—
Cost of professional services	—	—	—	—	—	—	—	—	—	—	—	—	—
Sales and marketing	—	—	—	—	—	—	—	—	—	—	—	—	—
Research and development	—	—	—	—	—	—	—	—	—	—	—	—	—
General and administrative	—	—	—	—	—	—	—	—	—	—	—	—	—
Total stock-based compensation	—	—	—	—	—	—	—	—	—	—	—	—	—

	Amounts in thousands, except per share data
	2005					2006
	Q1	Q2	Q3	Q4	FY	Q1	Q2	Q3	YTD
Revenue:
Software, hosting and support	13,874	16,864	18,005	19,201	67,944	19,310	20,636	23,754	63,700
Professional services	4,468	4,214	5,149	5,373	19,204	5,321	6,272	6,334	17,927
Total revenue	18,342	21,078	23,154	24,574	87,148	24,631	26,908	30,088	81,627

Cost of revenue:
Software, hosting and support	2,064	2,276	2,253	2,518	9,111	2,771	3,159	3,667	9,597
Professional services	2,696	2,879	3,026	3,355	11,956	4,104	4,941	4,969	14,014
Total cost of revenue	4,760	5,155	5,279	5,873	21,067	6,875	8,100	8,636	23,611

Gross profit	13,582	15,923	17,875	18,701	66,081	17,756	18,808	21,452	58,016

Operating expenses:
Sales and marketing	9,457	10,557	11,248	11,421	42,683	13,726	14,852	16,535	45,113
Research and development	2,161	2,426	2,937	2,904	10,428	3,130	3,476	3,740	10,346
General and administrative	1,410	1,586	1,627	1,822	6,445	2,056	2,709	2,333	7,098
Total operating expenses	13,028	14,569	15,812	16,147	59,556	18,912	21,037	22,608	62,557

Operating income (loss)	554	1,354	2,063	2,554	6,525	(1,156)	(2,229)	(1,156)	(4,541)
Interest and other income (expense), net	292	331	440	583	1,646	672	768	740	2,180

Income (loss) before income taxes	846	1,685	2,503	3,137	8,171	(484)	(1,461)	(416)	(2,361)
(Provision) benefit for income taxes	(45)	(126)	(160)	(147)	(478)	44	(294)	(103)	(353)
Net income (loss)	801	1,559	2,343	2,990	7,693	(440)	(1,755)	(519)	(2,714)

Net income (loss) per share:
Basic	$0.03	$0.05	$0.08	$0.09	$0.25	$(0.01)	$(0.05)	$(0.02)	$(0.08)
Diluted	$0.02	$0.05	$0.07	$0.09	$0.23	$(0.01)	$(0.05)	$(0.02)	$(0.08)

Shares used in the computation:
Basic	29,816	30,232	30,802	31,652	30,631	31,943	32,172	32,316	32,144
Diluted	33,559	33,367	33,667	34,199	33,695	31,943	32,172	32,316	32,144

Supplemental information of stock-based compensation expense included in:
Cost of software, hosting and support	—	—	—	—	—	38	55	52	145
Cost of professional services	—	—	—	—	—	97	137	124	358
Sales and marketing	—	—	—	—	—	366	535	529	1,430
Research and development	—	—	—	—	—	159	233	230	622
General and administrative	—	—	—	—	—	123	718	179	1,020
Total stock-based compensation	—	—	—	—	—	783	1,678	1,114	3,575

RightNow provides this information as of the “last updated” date above and makes no commitment to subsequently update the information.

You are encouraged to read RightNow’s most recent reports on Form 10-K and Form 10-Q for a full explanation of our financial data and results.

Consolidated Statements of Cash Flow

Unaudited

Last updated October 25, 2006

	Amounts in thousands
	Fiscal Years			2003					2004
	2000	2001	2002	Q1	Q2	Q3	Q4	FY	Q1	Q2	Q3	Q4	FY

Operating activities
Net income (loss)	(19,647)	(15,342)	(2,749)	(881)	(864)	(1,010)	(1,365)	(4,120)	80	634	1,440	1,295	3,449
Noncash adjustments:
Depreciation and amortization	532	1,486	2,051	619	626	631	598	2,474	624	711	746	709	2,790
Provision for losses on accounts receivable	1,715	2,032	259	178	153	180	(34)	477	85	117	349	(62)	489
Stock-based compensation expense				—	—	—	—	—	—	—	—	—	—
Changes in operating accounts:	—
Receivables	(6,846)	(1,295)	(3,636)	(2,216)	(2,583)	526	(2,405)	(6,678)	(1,550)	(4,178)	(5,366)	(3,563)	(14,657)
Prepaid and other current assets	(459)	(338)	(95)	(244)	169	(105)	24	(156)	(261)	(536)	(344)	(23)	(1,164)
Accounts payable and accrued liabilities	2,071	(435)	(378)	192	333	629	(114)	1,040	580	438	532	425	1,975
Commissions and bonusses payable	789	(510)	525	(152)	34	224	414	520	(175)	671	102	390	988
Deferred revenue	12,991	2,367	5,723	3,121	2,701	1,568	3,265	10,655	1,117	4,406	3,694	4,103	13,320
Other	114	(117)	243	(39)	(74)	(205)	425	107	(167)	(241)	(90)	46	(452)
Cash provided (used) by operating activities	(8,740)	(12,152)	1,943	578	495	2,438	808	4,319	333	2,022	1,063	3,320	6,738

Investing activities
Acquistion of property and equipment	(3,031)	(2,265)	(1,184)	(277)	(330)	(486)	(491)	(1,584)	(761)	(858)	(1,004)	(957)	(3,580)
Business acquisitions/purchased technologies	(236)	(739)	—	—	—	(150)	—	(150)	—	(406)	(95)	(190)	(691)
Change in short-term investments, net	—	—	—	—	—	—	—	—	—	—	(25,943)	(5,245)	(31,188)
Other	—	—	2	16	—	2	—	18	—	1	—	2	3
Cash used for investing activities	(3,267)	(3,004)	(1,182)	(261)	(330)	(634)	(491)	(1,716)	(761)	(1,263)	(27,042)	(6,390)	(35,456)

Financing activities
Net proceeds from (payments on) long-term debt	(8)	3,219	896	(150)	(285)	(1,739)	(259)	(2,433)	474	341	(2,713)	(15)	(1,913)
Proceeds from issuance of stock:
Preferred stock	14,955	1,026	—	—	—	—	—	—	—	—	—	—	—
Common stock issued under employee benefit plans	93	46	90	5	—	70	13	88	111	90	105	870	1,176
Initial public offering, net of offering costs	—	—	—	—	—	—	—	—	(172)	(603)	41,462	(715)	39,972
Other	(94)	—	—	—	—	—	—	—	(2)	—	—	—	(2)
Cash provided (used) by financing activities	14,946	4,291	986	(145)	(285)	(1,669)	(246)	(2,345)	411	(172)	38,854	140	39,233

Effect of foreign exchange rates	6	(5)	33	5	20	44	(5)	64	9	(27)	19	68	69

Net change in cash and cash equivalents	2,945	(10,870)	1,780	177	(100)	179	66	322	(8)	560	12,894	(2,862)	10,584

Cash and cash equivalents at beginning of period	14,183	17,128	6,258	8,038	8,215	8,115	8,294	8,038	8,360	8,352	8,912	21,806	8,360
Cash and cash equivalents at end of period	17,128	6,258	8,038	8,215	8,115	8,294	8,360	8,360	8,352	8,912	21,806	18,944	18,944

	Amounts in thousands
	2005					2006
	Q1	Q2	Q3	Q4	FY	Q1	Q2	Q3	YTD

Operating activities
Net income (loss)	801	1,559	2,343	2,990	7,693	(440)	(1,755)	(519)	(2,714)
Noncash adjustments:
Depreciation and amortization	742	828	892	944	3,406	1,105	1,337	1,556	3,998
Provision for losses on accounts receivable	52	(8)	216	161	421	(248)	7	292	51
Stock-based compensation expense	—	—	783	1,678	1,114	3,575
Changes in operating accounts:
Receivables	(2,402)	(5,866)	(6,072)	(4,796)	(19,136)	(9,798)	1,386	(8,117)	(16,529)
Prepaid and other current assets	(44)	67	(609)	(208)	(794)	(167)	8	(225)	(384)
Accounts payable and accrued liabilities	984	373	1,071	502	2,930	1,191	(638)	(416)	137
Commissions and bonusses payable	(663)	588	807	(423)	309	787	(752)	932	967
Deferred revenue	3,819	4,941	6,523	4,484	19,767	12,976	5,349	15,184	33,509
Other	(50)	82	77	190	299	(137)	244	(8)	99
Cash provided (used) by operating activities	3,239	2,564	5,248	3,844	14,895	6,052	6,864	9,793	22,709

Investing activities
Acquistion of property and equipment	(1,078)	(1,070)	(1,124)	(1,697)	(4,969)	(1,140)	(2,770)	(1,020)	(4,930)
Business acquisitions/purchased technologies	—	(1,012)	(23)	(10)	(1,045)	(10)	(8,731)	43	(8,698)
Change in short-term investments, net	11,488	(4,483)	3,298	(2,431)	7,872	(3,749)	(8,140)	(1,638)	(13,527)
Other	—	—	8	—	8	—	—	—
Cash used for investing activities	10,410	(6,565)	2,159	(4,138)	1,866	(4,899)	(19,641)	(2,615)	(27,155)

Financing activities
Net proceeds from (payments on) long-term debt	—	—	154	(7)	147	(7)	(7)	(9)	(23)
Proceeds from issuance of stock:
Preferred stock	—	—	—	—	—	—	—	—	—
Common stock issued under employee benefit plans	588	1,217	1,767	1,706	5,278	432	567	363	1,362
Initial public offering, net of offering costs	—	—	—	—	—	—	—	—
Other	—	—	—	—	—	—	—	—
Cash provided (used) by financing activities	588	1,217	1,921	1,699	5,425	425	560	354	1,339

Effect of foreign exchange rates	(26)	(79)	(26)	(125)	(256)	(8)	319	36	347

Net change in cash and cash equivalents	14,211	(2,863)	9,302	1,280	21,930	1,570	(11,898)	7,568	(2,760)

Cash and cash equivalents at beginning of period	18,944	33,155	30,292	39,594	18,944	40,874	42,444	30,546	40,874
Cash and cash equivalents at end of period	33,155	30,292	39,594	40,874	40,874	42,444	30,546	38,114	38,114

RightNow provides this information as of the “last updated” date above and makes no commitment to subsequently update the information.

You are encouraged to read RightNow’s most recent reports on Form 10-K and Form 10-Q for a full explanation of our financial data and results.

Supplemental Data Sheet

Unaudited

Last updated October 25, 2006

	Fiscal Year			2003					2004
	2000	2001	2002	Q1	Q2	Q3	Q4	FY	Q1	Q2	Q3	Q4	FY

Revenue Mix (in thousands)
Term	6,504	15,757	19,810	5,336	5,730	6,192	6,730	23,988	8,491	8,384	9,553	9,793	36,221
Perpetual	4,045	3,241	3,528	940	1,210	1,265	1,897	5,312	2,229	3,325	3,423	4,566	13,543
Professional services	758	2,009	3,603	1,531	1,304	1,763	1,981	6,579	2,137	3,053	3,450	3,360	12,000
Total	11,307	21,007	26,941	7,807	8,244	9,220	10,608	35,879	12,857	14,762	16,426	17,719	61,764

Revenue Mix (% of total)
Term	57%	75%	74%	68%	69%	67%	63%	67%	66%	56%	58%	55%	59%
Perpetual	36%	15%	13%	12%	15%	14%	18%	15%	17%	23%	21%	26%	22%
Professional services	7%	10%	13%	20%	16%	19%	19%	18%	17%	21%	21%	19%	19%

Revenue by Geography (in thousands)
Americas	11,026	16,522	21,940	6,421	6,376	6,148	8,216	27,161	9,188	10,955	12,421	12,635	45,199
Europe	281	2,311	4,041	1,249	1,237	2,305	1,667	6,458	2,443	3,553	3,188	3,608	12,792
Asia Pacific	—	2,174	960	137	631	767	725	2,260	1,226	254	817	1,476	3,773

Revenue by Geography (% of total)
Americas	98%	79%	81%	82%	77%	67%	77%	76%	71%	74%	76%	72%	73%
Europe	2%	11%	15%	16%	15%	25%	16%	18%	19%	24%	19%	20%	21%
Asia Pacific	0%	10%	4%	2%	8%	8%	7%	6%	10%	2%	5%	8%	6%

Deferred Revenue (in thousands)
Current	12,317	14,843	17,392	19,428	21,510	23,349	26,127		25,368	30,780	32,796	36,020
Non-current	4,843	4,031	7,291	8,375	9,061	8,811	9,426		11,361	9,997	11,695	13,105
Total	17,160	18,874	24,683	27,803	30,571	32,160	35,553		36,729	40,777	44,491	49,125

Customers
New	593	361	227	38	56	57	60	211	69	74	88	80	311
Total (>)	1,000	1,100	900	900	900	900	1,000		1,000	1,100	1,100	1,200
Percent hosted	62%	78%	82%	83%	83%	85%	85%		85%	85%	86%	87%	%
Interactions (in millions)	n/a	n/a	146	53	56	63	77	249	102	110	140	150	502

Employees
Worldwide	346	222	234	255	258	278	306		322	354	387	403

	2005					2006
	Q1	Q2	Q3	Q4	FY	Q1	Q2	Q3	YTD

Revenue Mix (in thousands)
Term	10,624	10,791	11,695	12,946	46,056	13,977	15,083	16,710	45,770
Perpetual	3,250	6,073	6,310	6,255	21,888	5,333	5,553	7,044	17,930
Professional services	4,468	4,214	5,149	5,373	19,204	5,321	6,272	6,334	17,927
Total	18,342	21,078	23,154	24,574	87,148	24,631	26,908	30,088	81,627

Revenue Mix (% of total)
Term	58%	51%	51%	53%	53%	56%	56%	56%	56%
Perpetual	18%	29%	27%	25%	25%	22%	21%	23%	22%
Professional services	24%	20%	22%	22%	22%	22%	23%	21%	22%

Revenue by Geography (in thousands)
Americas	13,757	16,652	17,291	16,710	64,410	17,368	20,072	23,847	61,287
Europe	2,751	3,372	3,752	5,652	15,527	5,014	5,335	4,732	15,081
Asia Pacific	1,834	1,054	2,111	2,212	7,211	2,249	1,501	1,509	5,259

Revenue by Geography (% of total)
Americas	75%	79%	75%	68%	74%	71%	74%	79%	76%
Europe	15%	16%	16%	23%	18%	20%	20%	16%	18%
Asia Pacific	10%	5%	9%	9%	8%	9%	6%	5%	6%

Deferred Revenue (in thousands)
Current	37,899	40,669	45,694	48,673		54,191	56,222	59,218
Non-current	14,911	16,699	18,058	19,250		26,715	31,012	43,402
Total	52,810	57,368	63,752	67,923		80,906	87,234	102,620

Customers
New	60	80	92	80	312	97	70	83	250
Total (>)	1,200	1,300	1,400	1,400		1,500	1,700	1,700
Percent hosted	86%	86%	87	87%		87%	90%	90%
Interactions (in millions)	166	176	188	214	744	281	223	261	765

Employees
Worldwide	438	490	494	530		578	649	654

RightNow provides this information as of the “last updated” date above and makes no commitment to subsequently update the information.

You are encouraged to read RightNow’s most recent reports on Form 10-K and Form 10-Q for a full explanation of our financial data and results.